Property, Plant and Equipment: (Tables)	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

Property, Plant and Equipment

		Accumulated
	Cost	Depreciation	Net
December 31, 2021
Machinery and equipment	$1,602,133	$–	$1,602,133
Furniture and office equipment	423,813	(322,389)	101,424
Transportation equipment	326,788	(230,695)	96,093
Leasehold improvements	29,390	(25,362)	4,028
Mineral property	350,000	–	350,000
	$2,732,124	$(578,446)	$2,153,678

		Accumulated
	Cost	Depreciation	Net
December 31, 2020
Machinery and equipment	$1,858,959	$–	$1,858,959
Furniture and office equipment	421,432	(286,083)	135,349
Transportation equipment	326,788	(165,338)	161,450
Leasehold improvements	29,390	(20,596)	8,794
Mineral property	350,000	–	350,000
	$2,986,569	$(472,017)	$2,514,552

Machinery and equipment consists of a semi-autogenous grinding (SAG) mill and minor infrastructure equipment originally intended for use on the Brisas Project. We evaluate our equipment and mineral property to determine whether events or changes in circumstances have occurred that may indicate that the carrying amount may not be recoverable. We regularly obtain comparable market data for similar equipment as evidence that our equipment’s fair value less cost to sell is in excess of the carrying amount. During the fourth quarter of 2020, the Company determined that the value of the motor for the SAG mill had declined to the extent that it should be disposed of in order to reduce equipment holding cost and accordingly it was written down to scrap value. The Company recorded impairment write-downs of property, plant and equipment of NIL and $3.7 million during the years ended December 31, 2021 and 2020, respectively. During the years ended December 31, 2021 and 2020, the Company disposed of certain property, plant and equipment and recorded a gain (loss) of $58,562 and $(30,476), respectively.